UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss. 240.14a-12
Northfield Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

NORTHFIELD BANCORP, INC.

2023 Annual Meeting
Vote by May 23, 2023 11:59 PM ET. For shares held in a Plan, vote by May 18, 2023 11:59 PM ET.

NORTHFIELD BANCORP, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

V07791-P85629-Z84223-Z84224

You invested in NORTHFIELD BANCORP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 24, 2023
10:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/NFBK2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors for the term shown **Nominees:** 01) Annette Catino - three-year term 02) John P. Connors, Jr. - three-year term 03) Gualberto (Gil) Medina - one-year term	For
2. An advisory, non-binding resolution, to approve the executive compensation described in the Proxy Statement;	For
3. The ratification of the appointment of Crowe LLP as independent registered public accounting firm for the year ending December 31, 2023; and	For
such other business as may properly come before the meeting or any adjournment thereof.	

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V07792-P85629-Z84223-Z84224